Exhibit 10.2

CONFIDENTIAL

May 29, 2014

Cytori Therapeutics, Inc.

3020 Callan Road

San Diego, CA 92121

Attn: Mark E. Saad, Chief Financial Officer

Gentlemen:

The purpose of this letter (the “Agreement”) is to set forth the terms of the engagement by Cytori Therapeutics, Inc., a Delaware corporation (the “Company”) of WBB Securities, LLC (“WBB”) to serve as the Company’s non-exclusive placement agent, on a reasonable best efforts basis, in connection with the proposed placement of registered securities (the “Securities”) of the Company, including shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and warrants to purchase shares of Common Stock (the “Placement”), on terms specified herein. The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that WBB would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the execution of this Agreement does not constitute a commitment by WBB to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of WBB with respect to securing any other financing on behalf of the Company.

1)	Term of Engagement.

The term of WBB’s engagement shall be for the period commencing on the date of this Agreement and continuing for 20 days of the date of this Agreement (the “Term”), and may be extended beyond the Initial Term by mutual written consent of the parties. Notwithstanding the foregoing, either party may terminate this Agreement at any time upon ten (10) days written notice to the other party, in which event neither party will have any further obligations hereunder, except for any unpaid amounts due and payable under Section 2 below, which shall survive any such termination.

2)	Compensation.

As compensation for the services provided by WBB hereunder, the Company agrees to pay to WBB the fees set forth below with respect to the Placement:

(a)	A cash fee payable immediately and contingent upon the Closing Date of the Placement equal to 4% of the aggregate gross proceeds raised in the Placement.

(b)	Such number of warrants (the “WBB Warrants”) to WBB or its designees on the Closing Date to purchase shares of Common Stock equal to 5% of the aggregate number of shares issuable upon exercise of the Warrants sold in the Placement. The WBB Warrants shall have the same terms as the warrants (if any) issued to the Purchasers in the Placement except that the exercise price shall be 125% of the public offering price per share and the expiration date shall be five years from the effective date of the shelf registration statement referred to in Section 3(a) below. The WBB Warrants shall not have antidilution protections or be transferable for six months from the date of the Placement except as permitted by Financial Industry Regulatory Authority (“FINRA”) Rule 5110, and further, the number of Shares underlying the WBB Warrants shall be reduced if necessary to comply with FINRA rules or regulations.

(c)	Reimbursement of attorney’s fees incurred by WBB up to a maximum of $10,000. Such reimbursement of attorney’s fees shall be payable at closing against invoice from such attorney.

3)	Registration Statement.

The Company represents and warrants to, and agrees with, WBB that:

(a)

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-195846) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on May 22, 2014 (the “Effective Date”), for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all material respects with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised WBB of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule

424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(b)

The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the

Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.

(c)	The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of WBB, prepare, use or refer to, any free writing prospectus.

(d)	Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

4)	Representations and Warranties of the Company.

(a)

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(b)	The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(c)	The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of any securities convertible into, exercisable or exchangeable for, or otherwise representing the right to acquire shares of Common Stock (each, a “Common Stock Equivalent”) outstanding as of the date of the most recently filed SEC Report (as defined below). No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as otherwise disclosed in the SEC Reports (as defined below) or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of its consolidated subsidiaries (each a “Subsidiary”) is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than to investors and the placement agent in this Offering) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder or the Board of Directors is required for the issuance and sale of the Securities. Except as otherwise disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(d)	Since the date of the latest audited financial statements included within any report or definitive proxy or information statements filed by the Company with the

Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act (the “SEC Reports”), except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect, or any development that would reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the results of operations, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its Subsidiaries, considered as one entity (any such effect is called a “Material Adverse Effect”), (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to United States generally accepted accounting principles (“GAAP”) or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day (as defined below) prior to the date that this representation is made. For purposes of this Agreement, “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or trading market on which the Common Stock is then traded (the “Exchange”).

(e)

The making, execution and performance of this Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of the Company, as applicable, (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market or other applicable Exchange) or (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on the Company, its Subsidiaries or any property or asset of the Company or any of its Subsidiaries or the Company’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(f)	The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations hereunder in accordance with the terms hereof, other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by WBB and (iii) under the rules and regulations of FINRA. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence will be obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the requirements of the Nasdaq Global Market or other applicable Exchange and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(g)	The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(h)	To enable WBB to rely on Rule 5110(b)(7)(C)(i) of FINRA, the Company represents that the Company, as of the date of this Agreement, (i) has a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) has been subject to the Exchange Act reporting requirements for a period of at least 36 months.

(i)

Except as disclosed in the Prospectus Supplement, to the Company’s knowledge having undertaken no special inquiry, there are no legal or governmental actions, suits or proceedings pending or, threatened (i) against the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of the Company and is required to be disclosed by the Company pursuant to the Exchange Act, (iii) which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries or (iv) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a material adverse change or adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement.

5)	Representations and Warranties of WBB.

WBB hereby represents and warrants to the Company as follows:

(a)	Neither WBB, nor any of its directors, officers, or agents have distributed, and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering or sale of the Securities other than the Prospectus, the Preliminary Prospectus Supplement, and the Prospectus Supplement.

(b)	Neither WBB, nor any of its directors, officers, or agents have, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(c)	WBB, nor any of its directors, officers, or agents have distributed, and none of them will distribute, prior to the Closing Date, any offering material in connection with the offer of the Securities, and in no event, any materials that could be deemed a free writing prospectus under the Securities Act.

6)	Closing.

The obligations of WBB hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein and to the performance by the Company and its Subsidiaries of their obligations hereunder.

7)	Information.

The Company agrees to make available to WBB all information relating to the Company (the “Information”) as may be reasonably requested by WBB, which Information, taken as a whole, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company agrees to advise WBB immediately of the occurrence of any event or any other change known to the Company that results in the Information, taken as a whole, containing an untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges that WBB may rely on the Information without undertaking independent verification. WBB hereby agrees and covenants that all non-public Information received by WBB during the term of this Agreement shall be held in strict confidence and not used (except for the purpose of performing WBB’s services under this Agreement), disseminated, released or otherwise disclosed, except as required pursuant to applicable law, rule or regulations, without the prior written consent of the Company.

8)	Indemnification.

(a)	To the extent permitted by law, the Company will indemnify WBB and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to this engagement letter, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from WBB’s willful misconduct or gross negligence in performing the services described herein.

(b)	Promptly after receipt by WBB of notice of any claim or the commencement of any action or proceeding with respect to which WBB is entitled to indemnity hereunder, WBB will notify the Company in writing of such claim or of the commencement of such action or proceeding, but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by WBB, the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to WBB and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, WBB will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for WBB reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and WBB. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company, in addition to local counsel. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of WBB, which will not be unreasonably withheld.

(c)	The Company agrees to notify WBB promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this engagement letter.

(d)

If for any reason the foregoing indemnity is unavailable to WBB or insufficient to hold WBB harmless, then the Company shall contribute to the amount paid or payable by WBB as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and WBB on the other, but also the relative fault of the Company on the one hand and WBB on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, WBB’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by WBB under this engagement letter (excluding any amounts received as reimbursement of expenses incurred by WBB). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)	These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this engagement letter is completed and shall survive the termination of this engagement letter, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this engagement letter or otherwise.

9)	Governing Law.

This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10)	Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

11)	General.

This Agreement represents the entire agreement of the parties concerning the subject matter hereof and supersedes all prior agreements or understandings, oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be amended or modified except in writing and signed by WBB and the Company. This Agreement is binding upon and inures to the benefit of the parties hereto. This Agreement may not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by electronic transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

(signature page follows)

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to WBB a copy of this Agreement.

Very truly yours,

WBB SECURITIES LLC

By:	/s/ Stephen G. Brozak
Name:	Stephen G. Brozak
Title:	President

Address for notice:
67 Walnut Avenue 5th Floor Clark, NJ 07066 (908) 518-7610 Attention: President

Accepted and Agreed to as of

the date first written above:

CYTORI THERAPEUTICS, INC.

By:	/s/ Mark E. Saad
Name:	Mark E. Saad
Title:	Chief Financial Officer

Address for notice:

3020 Callan Road

San Diego, CA 92121

(858) 458-0900

Attention: Chief Financial Officer

[Signature Page to Placement Agency Agreement]